FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: April 25, 2002


                          HOUSEHOLD FINANCE CORPORATION

             (Exact name of registrant as specified in its charter)



           Delaware                  1-75                      36-1239445

       (State or other         (Commission File              (IRS Employer
       jurisdiction of              Number)                  Identification
        incorporation)                                           Number)


               2700 Sanders Road, Prospect Heights, Illinois    60070

               (Address of principal executive offices)       (Zip Code)


                                  847/564-5000

               Registrant's telephone number, including area code


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Item 5.   Other Events

Set forth in the Exhibit hereto are selected condensed consolidated financial statements and selected financial information with respect to the operations of Household Finance Corporation (the "Company"), a wholly owned subsidiary of Household International, Inc., for the three months ended March 31, 2002 and 2001 (unaudited) and as of March 31, 2002 (unaudited) and December 31, 2001.

Item 7.   Financial Statements and Exhibits

           (a)  Financial statements of business acquired.
                Not applicable.

           (b)  Pro forma financial information.
                Not applicable.

           (c)  Exhibits.

                No.    Exhibit

                99 Selected condensed consolidated financial statements and selected financial information with respect to the operations of Household Finance Corporation for the three months ended March 31, 2002 and 2001 (unaudited) and as of March 31, 2002 (unaudited) and December 31, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   HOUSEHOLD FINANCE CORPORATION
                                  (Registrant)



                                  By:  /s/ David A. Schoenholz
                                  David A. Schoenholz
                                  Executive Vice President and Chief Financial
                                  Officer,(a Principal Financial Officer),
                                  Director and on behalf of Household Finance
                                  Corporation


Dated: April 25, 2002